AXP(R)
     Tax-Free
         Money
              Fund

2002 ANNUAL REPORT
(Prospectus Enclosed)

AXP Tax-Free Money Fund seeks to provide shareholders with as high a level of current income exempt from federal income tax as is consistent with liquidity and stability of principal.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

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(logo)                                                                   (logo)
American                                                                AMERICAN
   Express(R)                                                         EXPRESS(R)
 Funds
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Table of Contents

From the Chairman                                        2

Economic and Market Update                               4

Fund Snapshot                                            6

Questions & Answers with Portfolio Management            7

Investments in Securities                               10

Financial Statements                                    14

Notes to Financial Statements                           17

Independent Auditors' Report                            20

Federal Income Tax Information                          21

Board Members and Officers                              23

Results of Meeting of Shareholders                      26

From the Chairman

(photo of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

Dear Shareholders,

As we began the new year, the proposed Bush economic stimulus package and potential conflicts around the globe were capturing headlines. While we don't know exactly what the future will bring for investors, we do know the past three years have been difficult. Negative investment returns persisted in 2002. Public confidence in the integrity of corporations was also shaken. While the scandals appear to be largely behind us, the recent past offers lessons on investing and on corporate governance, which I would like to discuss with you.

First, and importantly, we have learned that diversification is not just a concept but a key tactic investors can use to help preserve assets. Many investors have come to a new understanding of their own degree of risk tolerance. We would encourage you to work closely with your financial advisor to build a diversified portfolio designed to match your current thoughts about risk and reward.

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From the Chairman

A second lesson of 2002 is that we must have enhanced oversight of corporations to ensure their financial statements are accurate, their officers act in the interest of shareholders and their directors are truly independent. The Sarbanes-Oxley Act passed by Congress in August, is already having an impact in these areas. We believe governance of the American Express(R) Funds is consistent with the standards imposed by Sarbanes-Oxley.

The American Express Funds Board is an independent body comprised of 10 members who are nominated by the independent directors. American Express Financial Corporation is represented by three board members, however, they do not play a role on the nominating committee. I am proud of our board members who come from across the United States and bring strong, diverse skills to the assignment of looking out for the interest of the Funds' shareholders. In 2002, we saw solid evidence of progress in several areas including, importantly, investment performance.

In addition, the Funds auditors, KPMG LLP, are independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

Further, the Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on Nov. 13, 2002, and most will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

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Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott
William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

In spite of a mostly positive fourth quarter*, 2002 proved to be an extraordinarily challenging year for investors, with the benchmark stock indices -- the Dow, the Nasdaq and the S&P 500 -- all registering percentage losses well into the double digits.

While there were technical factors that put a damper on market performance last year, most notably, P/E ratios that are surprisingly high after three years of a bear market, it was corporate governance issues that fostered a general atmosphere of mistrust. The collapse of several large, high profile companies due to outright fraud and malfeasance has been -- and ought to be -- outrageous to the investing public. The magnitude of this wrongdoing is still shocking months after the fact. When many economic factors should have been giving investors reason for optimism, the steady drip of news about these companies sapped overall confidence.

I believe there is ample evidence that conditions are not as bad as the markets seem to think. While corporate earnings have been weak, the economy grew at the respectable rate of about 3% last year, compared to 0.1% in 2001. A portion of the softness in earnings can be attributed to excess capacity added in the late `90s.


KEY POINTS

-- If you are rebalancing your portfolio, we encourage moderate changes from stocks to bonds.

--  Interest rates are the lowest they have been in 40 years.

-- There is ample evidence that conditions are not as bad as the markets seem to think.

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Economic and Market Update

Interest rates are another bright spot. They are the lowest they have been in 40 years, which has added to consumer and business purchasing power. There's no better illustration of this than the housing market, which has remained vigorous. Finally, the business productivity gains we've seen since the mid-`90s are remarkable, making products and services less expensive. The macroeconomic picture, while not ideal, is certainly positive.

For these reasons, I'm cautiously optimistic about market prospects for 2003. Of course, there are still risks. Much of what happens this year will depend on external factors, such as whether or not more scandals arise and the implications of potential conflict in Iraq. In the short term, military action in Iraq would almost certainly produce an oil price spike; if that increase became severe enough for a significant period of time, it would create inflationary pressures that could endanger economic growth.

In addition to stocks, some bond categories offer opportunity. Though we believe U.S. Treasuries are currently overvalued, select corporate, high-yield and municipal issues may provide competitive returns this year. Speak to your financial advisor to learn more about different asset classes.

After three years of negative stock market returns, many individual investors are rebalancing portfolios with regard to risk and return. If you are repositioning, we would encourage moderate changes from stocks to bonds. The risk inherent in emotion-based repositioning is that you will go too far too fast. I encourage gradual movement across categories. Should interest rates move at all in 2003, it's likely that they'll go up, which will have a negative impact on most bonds. Continue to invest according to your individual timeframe and financial goals.

As always, thank you for investing with American Express Financial Advisors.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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Fund Snapshot
         AS OF DEC. 31, 2002

PORTFOLIO MANAGER

Portfolio manager                                        Jerri I. Cohen
Tenure/since                                                      12/02
Years in industry                                                    20

FUND OBJECTIVE

For investors seeking a level of current income exempt from federal income tax consistent with liquidity and stability of principal.

Inception date                                                   8/5/80

Ticker symbol                                                     ITFXX

Total net assets                                         $207.5 million

Number of holdings                                     approximately 70

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       DURATION
SHORT    INT.   LONG
  X                   HIGH
                      MEDIUM  QUALITY
                      LOW

TOP FIVE STATES

Percentage of portfolio assets

Texas                                                              11.8%
Georgia                                                            10.7
Illinois                                                            8.4
Tennessee                                                           6.9
Nevada                                                              6.9

Certain income may be subject to the alternative minimum tax or state or local tax.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Fund holdings are subject to change.

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Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q:  How did the Fund perform for the period ended Dec. 31, 2002?

A: The Fund returned 0.89%. The annualized simple yield is 0.900% and the annualized compound yield is 0.904% for the seven-day period ended Dec. 31, 2002.

Q:  What factors significantly impacted performance of the Fund?

A: For much of the past year, interest rates on tax-exempt short-term securities bounced around in a range that can be characterized as very low in both absolute and historical terms. This was in contrast to the yields of taxable short-terms, which held steady for much of the year before declining in October. The Bond Market Association (BMA) Index, a basket of high quality weekly-reset tax-exempt securities, began the year at 1.08% and ended the year at 1.52%, averaging 1.38% for the full year. During the year, this index saw a high of 1.85% at the end of October and a low of 1.01% at the beginning of December. A disappointing level of growth in the U.S. economy and concerns about rising global tensions resulted in a steady decline in short-term rates. The Federal Reserve stepped in as well after the November 2002 elections, and for the first time in nearly a year cut the short-term rates. In this environment, inflation remained a non-issue, and short-term interest rates moved to historically low levels. However, as tax-exempt short-term securities approached and fell below 1.00%, demand dampened, which kept tax-exempt yields high relative to their taxable counterparts. Despite the low absolute yield environment, this phenomenon led tax-exempt short-terms in 2002 to very cheap relative levels when compared to taxable alternatives.

Q:  Did you make significant changes to the Fund during the past year?

    (Jerri Cohen took over management of the Fund in December 2002. Previously, Dave Kerwin managed the Fund.)

A: Given the stable interest rate environment, we put much of our focus early in the year on securities with longer maturities. They typically offer the greatest return potential in a time when interest rates are stable or declining. Since that was the prevailing environment for much of the year, this strategy proved to be effective for the Fund, and helped us finish the year among the top half of our peer group. In early October, yields on variable rate securities began to rise, and we shifted some of our focus from fixed-rate issues to variable-rate debt instruments. In November, as short-term rates began falling, we reversed course, and moved some of the money invested in variable rate securities back into fixed-rate debt. Near the end of December,

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Questions & Answers

(begin  callout quote) > Our primary  emphasis  continues to be on maintaining a
high  level  of  liquidity   and   protecting   investment   principal  for  our
shareholders. (end callout quote)

    interest rates began rising from their low levels, and we sought to capitalize on this trend by putting more money to work in variable rate securities, which gives us greater flexibility to capitalize on a rising interest rate market.

Q:  What is your outlook for the coming year?

A: Our forecast is for the U.S. economy to continue growing at a modest rate, and for inflation to remain tame. We do not expect much upward pressure on interest rates based on economic factors, although rates are likely to move a bit higher from the historically low levels reached near the end of 2002. One concern that we will closely monitor is the fact that a number of state and municipal governments are facing a budget crunch in the year ahead. That could lead to significant

AVERAGE ANNUAL TOTAL RETURNS

as of Dec. 31, 2002

(Inception date)                              (8/5/80)
                                                 NAV
1 year                                         +0.89%
5 years                                        +2.45%
10 years                                       +2.53%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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Questions & Answers

    new issuance of debt securities to help finance government spending needs. If buyers of short-term securities have difficulty generating sufficient demand to meet the expected increase in supply, interest rates may move higher as a result. This is a situation that we will closely monitor, and adjust the portfolio as is necessary.

Q:  How are you positioning the Fund in light of your outlook?

A:  We have positioned the Fund with an average maturity of 41 days as of Dec.
    31. This relatively neutral posture compared to the Fund's peers will afford us a maximum amount of flexibility as 2003 unfolds. We regularly shift our portfolio in terms of the average maturity of our holdings (41 days) and the amount devoted to variable rate securities in an effort to provide a competitive yield. At the same time, our primary emphasis continues to be on maintaining a high level of liquidity and protecting investment principal for our shareholders.

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Investments in Securities

AXP Tax-Free Money Fund

Dec. 31, 2002

(Percentages represent value of investments compared to net assets)

Municipal notes (99.9%)
Issuer(b,d)                 Annualized              Amount              Value(a)
                           yield on date          payable at
                           of purchase             maturity
Alabama (0.5%)
Columbia Industrial Development
     Pollution Control Revenue Bonds
     Alabama Power (Southern Company)
     V.R. Series 1995D
         10-01-22              1.85%              $1,000,000(c)       $1,000,000

Arizona (3.6%)
Salt River Agricultural Improvement & Power
     District C.P. Series 2002A
         01-15-03              1.40                2,000,000           2,000,000
         01-16-03              1.40                3,000,000           3,000,000
         02-12-03              1.30                2,500,000           2,500,000
Total                                                                  7,500,000

Colorado (1.0%)
State Health Facilities Authority Revenue Bonds
     Lenoir (KBC Bank) V.R. Series 2001A
         02-15-31              1.55                2,000,000(c)        2,000,000

District of Columbia (1.0%)
District of Columbia
     American Red Cross Revenue Bonds
     (Bank One) C.P. Series 2000
         01-31-03              1.10                2,000,000           2,000,000

Florida (2.0%)
Jacksonville Electric Authority Revenue Bonds
     Electric Systems Florida Power & Light
     (Landesbank Hessen-Thuringen Girozentrale)
     V.R. Series 2000B
         10-01-10              1.45                1,000,000(c)        1,000,000
Jacksonville Electric Authority Revenue Bonds
     Electric Systems Florida Power & Light
     (Westdeutsche Landesbank Girozentrale)
     V.R. Series 2000A
         10-01-10              1.45                3,100,000(c)        3,100,000
Total                                                                  4,100,000

Georgia (10.7%)
Atlanta Downtown Development Authority
     Refunding Revenue Bonds
     Underground Atlanta (Landesbank
     Hessen-Thuringen Girozentrale)
     V.R. Series 2002
         10-01-16              1.52                5,000,000(c)        5,000,000
Cobb County Development & Educational Facilities
     Authority Revenue Bonds
     Mt. Paran Christian School (Wachovia Bank)
     V.R. Series 2002
         07-01-22              1.55                3,000,000(c)        3,000,000
De Kalb County Development Authority Revenue Bonds
     Torah Day School of Atlanta
     (Wachovia Bank) V.R. Series 2002
         06-01-22              1.55                5,000,000(c)        5,000,000
Monroe County Development Authority
     Pollution Control Revenue Bonds
     (Georgia Power)
     V.R. 1st Series 1995
         07-01-25              1.80                2,000,000(c)        2,000,000
Monroe County Development Authority
     Pollution Control Revenue Bonds
     (Georgia Power)
     V.R. 2nd Series 1995
         07-01-25              1.85                1,000,000(c)        1,000,000
Putnam County Development Authority
     Pollution Control Revenue Bonds
     (Georgia Power) V.R. 1st Series 1997
         04-01-32              1.85                1,000,000(c)        1,000,000
Putnam County Development Authority
     Pollution Control Revenue Bonds
     (Georgia Power) V.R. 2nd Series 1997
         09-01-29              1.80                5,100,000(c)        5,100,000
Total                                                                 22,100,000

Idaho (1.2%)
State General Obligation Unlimited T.A.N.
     Series 2002
     06-30-03                  2.98                2,500,000           2,516,615

See accompanying notes to investments in securities.

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Municipal notes (continued)
Issuer(b,d)                 Annualized              Amount              Value(a)
                           yield on date          payable at
                           of purchase             maturity

Illinois (8.4%)
Chicago General Obligation Limited Tender Notes
     (Bank of Montreal) V.R. Series 1997
         01-01-12              1.60%              $2,800,000(c)       $2,800,000
Chicago General Obligation Tender Notes
     (Landesbank Hessen-Thuringen Girozentrale)
     V.R. Series 2002
         12-04-03              1.28                5,000,000(c)        5,000,000
Chicago Water Revenue Bonds
     2nd Lien Chicago Water Fund (Bank One)
     V.R. Series 1999
         11-01-30              1.55                4,600,000(c)        4,600,000
Cook County Capital Improvement
     Unlimited General Obligation Bonds
     Cook County (Landesbank Hessen-Thuringen
     Girozentrale) V.R. Series 2002B
         11-01-31              1.23                5,000,000(c)        5,000,000
Total                                                                 17,400,000

Indiana (5.8%)
Marion Economic Development Revenue Bonds
     Indiana Wesleyan University (Bank One)
     V.R. Series 2000
         06-01-30              1.60               12,100,000(c)       12,100,000

Iowa (3.7%)
Iowa School Corporation
     Series 2002-03A (FSA Insured)
         06-20-03              2.74                5,000,000           5,025,196
Iowa School Corporation
     Series 2002B (FSA Insured)
         01-30-03              2.25                2,750,000           2,751,366
Total                                                                  7,776,562

Kentucky (3.6%)
Newport League of Cities Revenue Bonds
     (U.S. Bank) V.R. Series 2002
         04-01-32              1.57                7,500,000(c)        7,500,000

Louisiana (1.4%)
East Baton Rouge Parish Pollution Control
     Refunding Revenue Bonds
     (Exxon Mobil) V.R. Series 1993
         03-01-22              1.80                2,900,000(c)        2,900,000

Maryland (3.0%)
State Economic Development Revenue Bonds
     CHF-College Park Maryland Economic Development
     (Wachovia Bank) V.R. Series 2000A
         06-01-32              1.20                3,000,000(c)        3,000,000
         06-01-32              1.55                3,325,000(c)        3,325,000
Total                                                                  6,325,000

Michigan (0.6%)
University Hospital Refunding Revenue Bonds
     (University of Michigan Hospitals)
     V.R. Series 1992A
         12-01-19              1.70                1,100,000(c)        1,100,000
University of Michigan Hospital Revenue Bonds
     (University of Michigan Hospitals)
     V.R. Series 1995A
         12-01-27              1.70                  200,000(c)          200,000
Total                                                                  1,300,000

Minnesota (2.7%)
Cohasset Revenue Bonds Minnesota Power & Light
     (ABNAmro Bank) V.R.D.N. Series 1997A
         06-01-20              1.80                1,300,000(c)        1,300,000
Southern Minnesota Municipal Power C. P.
     Series 2002B
         01-24-03              1.10                1,000,000           1,000,000
         02-14-03              1.30                3,200,000           3,200,000
Total                                                                  5,500,000

Mississippi (1.8%)
Jackson County Pollution Control Refunding
     Revenue Bonds Chevron USA (Chevron Texaco)
     V.R. Series 1992
         12-01-16              1.70                2,200,000(c)        2,200,000
Jackson County Pollution Control Refunding
     Revenue Bonds Chevron USA (Chevron Texaco)
     V.R. Series 1993
         06-01-23              1.70                1,200,000(c)        1,200,000
Jackson County Port Facilities Refunding
     Revenue Bonds Chevron USA (Chevron Texaco)
     V.R. Series 1993
         06-01-23              1.75                  400,000(c)          400,000
Total                                                                  3,800,000

See accompanying notes to investments in securities.

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Municipal notes (continued)
Issuer(b,d)                 Annualized              Amount              Value(a)
                           yield on date          payable at
                           of purchase             maturity

Missouri (1.8%)
State Health & Educational Facilities Authority
     Revenue Bonds St. Louis University
     (Bank of America) V.R. Series 1999B
         10-01-24              1.85%              $2,500,000(c)       $2,500,000
State Health & Educational Facilities Authority
     Revenue Bonds (Washington University)
     V.R. Series 1996B
         09-01-30              1.75                1,300,000(c)        1,300,000
Total                                                                  3,800,000

Nebraska (2.4%)
State Public Power District C.P. Series 2000A
         01-13-03              1.25                2,500,000           2,500,000
         01-17-03              1.30                2,500,000           2,500,000
Total                                                                  5,000,000

Nevada (6.8%)
Clark County Airport Improvement Revenue Bonds
     Clark County Aviation (Westdeutsche
     Landesbank Girozentrale) V.R. Series 1995A-1
         07-01-25              1.45                3,700,000(c)        3,700,000
Clark County Highway Revenue Bonds
     (Dexia Credit Local) C.P. Series A
         01-14-03              1.30                3,000,000           3,000,000
Las Vegas Valley Water District
     General Obligation Bonds
     Lt Water (Westdeutsche Landesbank
     Girozentrale) C.P. Series 2002A
         01-09-03              1.10                2,500,000           2,500,000
         01-09-03              1.15                2,500,000           2,500,000
         01-09-03              1.35                2,500,000           2,500,000
Total                                                                 14,200,000

New Mexico (2.0%)
Farmington Pollution Control Revenue Bonds
     Arizona Public Service (Barclays Bank)
     V.R. Series 1994A
         05-01-24              1.70                1,300,000(c)        1,300,000
Farmington Pollution Control Revenue Bonds
     Arizona Public Service (Barclays Bank)
     V.R. Series 1994B
         09-01-24              1.70                  400,000(c)          400,000
State T.R.A.N. Series 2002
         06-30-03              2.98                2,500,000           2,517,963
Total                                                                  4,217,963

New York (1.4%)
New York City Transitional Finance Authority
     4th Series 2002
         02-26-03              2.50                3,000,000           3,004,733

Ohio (0.4%)
State Air Quality Development Revenue Bonds
     Cincinnati Gas & Electric (Barclays Bank)
     V.R. Series 1995A
         09-01-30              1.70                  800,000(c)          800,000

Oregon (1.0%)
State T.A.N. Series 2002A
         05-01-03              3.24                2,000,000           2,008,055

Pennsylvania (1.0%)
State Higher Educational Facilities Authority
     Refunding Revenue Bonds
     (Carnegie Mellon University)
     V.R. Series 1995B
         11-01-27              1.80                2,000,000(c)        2,000,000

South Carolina (5.4%)
State Association Governmental Organizations
     Unlimited General Obligation Notes Series 2002
         04-15-03              2.99                5,000,000           5,021,815
State Public Service Authority C.P. Series 2002
         01-28-03              1.30                4,000,000           4,000,000
         02-19-03              1.10                2,205,000           2,205,000
Total                                                                 11,226,815

Tennessee (6.9%)
Met Nashville & Davidson County
     Health & Educational Facilities
     Revenue Bonds Belmont University
     (SunTrust Bank) V.R. Series 2002
         12-01-22              1.55                4,900,000(c)        4,900,000
Shelby County T.A.N. (Bayerische Landesbank
     Girozentrale) V.R. Series 2002A
         06-30-03              1.30                9,500,000(c)        9,500,000
Total                                                                 14,400,000

See accompanying notes to investments in securities.

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Municipal notes (continued)

Issuer(b,d)                 Annualized              Amount              Value(a)
                           yield on date          payable at
                           of purchase             maturity

Texas (11.6%)
Harris County General Obligation C.P. Series A-1
         02-04-03              1.35%              $3,000,000          $3,000,000
         02-10-03              1.35                3,775,000           3,775,000
         02-11-03              1.05                  950,000             950,000
Lower Colorado River C.P. Series A
         02-05-03              1.40                1,800,000           1,800,000
         02-06-03              1.40                3,000,000           3,000,000
San Antonio Electric & Gas System C.P.
     Series 2002A
         01-27-03              1.30                2,000,000           2,000,000
         02-25-03              1.05                2,000,000           2,000,000
State T.R.A.N. Series 2002
         08-29-03              2.73                7,500,000           7,564,948
Total                                                                 24,089,948

Utah (2.4%)
Intermountain Power Agency
     Power Supply Service C.P. Series 1997B-5
         02-18-03              1.05                3,000,000           3,000,000
         02-20-03              1.05                2,000,000           2,000,000
Total                                                                  5,000,000

Virginia (5.2%)
Chesapeake Hospital Authority Revenue Bonds
     Chesapeake General Hospital
     (SunTrust Bank) V.R. Series 2001A
         07-01-31              1.65                7,855,000(c)        7,855,000
Williamsburg Industrial Development Authority
     Revenue Bonds Colonial Williamsburg
     Foundation (Wachovia Bank)
     V.R. Series 2000
         11-01-35              1.55                3,000,000(c)        3,000,000
Total                                                                 10,855,000

Wyoming (0.4%)
Lincoln County Pollution Control Revenue Bonds
     (Exxon Mobil) V.R. Series 1984C
         11-01-14              1.48                  200,000(c)          200,000
Sublette County Pollution Control Revenue Bonds
     (Exxon Mobil) V.R. Series 1984
         11-01-14              1.70                  600,000(c)          600,000
Total                                                                    800,000

Total investments in securities
(Cost: $207,220,691)(e)                                             $207,220,691

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  The following abbreviations may be used in the portfolio descriptions:

     B.A.N.     -- Bond Anticipation Note

     C.P.       -- Commercial Paper

     R.A.N.     -- Revenue Anticipation Note

     T.A.N.     -- Tax Anticipation Note

     T.R.A.N.   -- Tax & Revenue Anticipation Note

     V.R.       -- Variable Rate

     V.R.D.N.   -- Variable Rate Demand Note

(c) The Fund is entitled to receive principal amount from issuer/obligor or third party, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. However, for purposes of Rule 2a-7, maturity is the later of the next put or interest rate reset date. Interest rate varies to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2002.

(d) The following abbreviation is used in the portfolio security descriptions to identify the insurer of the issue:

     FSA        -- Financial Security Assurance

(e) Also represents the cost of securities for federal income tax purposes at Dec. 31, 2002.

--------------------------------------------------------------------------------
13 -- AXP TAX-FREE MONEY FUND -- 2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Tax-Free Money Fund

Dec. 31, 2002
Assets
Investments in securities, at value (Note 1)
   (identified cost $207,220,691)                                                                      $207,220,691
Capital shares receivable                                                                                     9,400
Accrued interest receivable                                                                                 689,261
Receivable for investment securities sold                                                                   200,121
                                                                                                            -------
Total assets                                                                                            208,119,473
                                                                                                        -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                           524,207
Dividends payable to shareholders                                                                            52,074
Capital shares payable                                                                                       25,542
Accrued investment management services fee                                                                    2,066
Accrued transfer agency fee                                                                                     455
Accrued administrative services fee                                                                             172
Other accrued expenses                                                                                       43,696
                                                                                                             ------
Total liabilities                                                                                           648,212
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                     $207,471,261
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $  2,074,949
Additional paid-in capital                                                                              205,414,810
Accumulated net realized gain (loss) (Note 5)                                                               (18,498)
                                                                                                            -------
Total -- representing net assets applicable to outstanding capital stock                               $207,471,261
                                                                                                       ============
Shares outstanding                                                                                      207,494,934
                                                                                                        -----------
Net asset value per share of outstanding capital stock                                                 $       1.00
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP TAX-FREE MONEY FUND -- 2002 ANNUAL REPORT

Statement of operations
AXP Tax-Free Money Fund

Year ended Dec. 31, 2002
Investment income
Income:
Interest                                                                                                 $2,969,750
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                          725,514
Transfer agency fee                                                                                         193,095
Administrative services fees and expenses                                                                    61,883
Compensation of board members                                                                                10,663
Custodian fees                                                                                               24,571
Printing and postage                                                                                         63,950
Registration fees                                                                                            84,022
Audit fees                                                                                                   22,500
Other                                                                                                         4,134
                                                                                                              -----
Total expenses                                                                                            1,190,332
   Earnings credits on cash balances (Note 2)                                                               (14,700)
                                                                                                            -------
Total net expenses                                                                                        1,175,632
                                                                                                          ---------
Investment income (loss) -- net                                                                           1,794,118
                                                                                                          ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                  (18,331)
                                                                                                            -------
Net increase (decrease) in net assets resulting from operations                                          $1,775,787
                                                                                                         ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP TAX-FREE MONEY FUND -- 2002 ANNUAL REPORT

Statements of changes in net assets
AXP Tax-Free Money Fund

Year ended Dec. 31,                                                                      2002                  2001
Operations and distributions
Investment income (loss) -- net                                                   $   1,794,118           $   4,476,568
Net realized gain (gain) on security transactions                                       (18,331)                     --
                                                                                      ---------               ---------
Net increase (decrease) in net assets resulting from operations                       1,775,787               4,476,568
                                                                                      ---------               ---------
Distributions to shareholders from:
   Net investment income                                                             (1,794,164)             (4,476,522)
                                                                                     ----------              ----------
Capital share transactions at constant $1 net asset value
Proceeds from sales of shares                                                       360,335,282             353,875,668
Net asset value of shares issued in reinvestment of distributions                     1,772,804               4,490,405
Payments for redemptions of shares                                                 (361,718,572)           (377,796,331)
                                                                                   ------------            ------------
Increase (decrease) in net assets from capital share transactions                       389,514             (19,430,258)
                                                                                        -------             -----------
Total increase (decrease) in net assets                                                 371,137             (19,430,212)
Net assets at beginning of year                                                     207,100,124             226,530,336
                                                                                    -----------             -----------
Net assets at end of year                                                         $ 207,471,261           $ 207,100,124
                                                                                  =============           =============
Undistributed net investment income                                               $          --           $          46
                                                                                  -------------           -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP TAX-FREE MONEY FUND -- 2002 ANNUAL REPORT

Notes to Financial Statements

AXP Tax-Free Money Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Tax-Free Money Series, Inc. (formerly AXP Tax-Free Money Fund, Inc.) and is registered under the Investment Company Act of 1940 (as amended), as a diversified, open-end management investment company. AXP Tax-Free Money Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in short-term bonds and notes issued by or on behalf of state or local governmental units.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

Pursuant to Rule 2a-7 of the 1940 Act, all securities are valued daily at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, accumulated net realized loss has been decreased by $3,877 resulting in a net reclassification adjustment to decrease paid-in capital by $3,877.

The tax character of distributions paid for the years indicated is as follows:

Year ended Dec. 31,                                          2002        2001
Distributions paid from:
  Ordinary income -- tax-exempt interest distributions*   $1,794,164  $4,476,522
  Long-term capital gain                                          --          --

As of Dec. 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed tax-exempt income                                        $ 52,074
Accumulated gain (loss)                                                $(18,498)
Unrealized appreciation (depreciation)                                 $     --

* Tax-exempt interest distributions were 100% and 100% for the years ended 2002 and 2001, respectively.

--------------------------------------------------------------------------------
17 -- AXP TAX-FREE MONEY FUND -- 2002 ANNUAL REPORT

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium and discount, is recognized daily.

2. EXPENSES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.36% to 0.25% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.03% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee of $24 per shareholder account for this service.

Effective Jan. 1, 2003, the Fund has an agreement with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund will pay a distribution fee at an annual rate up to 0.10% of the Fund's average daily net assets.

During the year ended Dec. 31, 2002, the Fund's custodian and transfer agency fees were reduced by $14,700 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities aggregated $704,445,097 and $703,697,075 respectively, for the year ended Dec. 31, 2002. Realized gains and losses, if any, are determined on an identified cost basis.

--------------------------------------------------------------------------------
18 -- AXP TAX-FREE MONEY FUND -- 2002 ANNUAL REPORT

4. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended Dec. 31, 2002.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $18,498 as of Dec. 31, 2002, that will expire in 2008 and 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expired.

6. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Fund's results.

Per share income and capital changes(a)
Fiscal period ended Dec. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $1.00        $1.00        $1.00        $1.00        $1.00
Income from investment operations:
Net investment income (loss)                                        .01          .02          .03          .03          .03
Less distributions:
Dividends from net investment income                               (.01)        (.02)        (.03)        (.03)        (.03)
Net asset value, end of period                                    $1.00        $1.00        $1.00        $1.00        $1.00

Ratios/supplemental data
Net assets, end of period (in millions)                            $207         $207         $227         $206         $173
Ratio of expenses to average daily net assets(b)                   .59%         .59%         .59%         .59%         .54%
Ratio of net investment income (loss)
  to average daily net assets                                      .89%        2.17%        3.45%        2.64%        2.93%
Total return                                                       .89%        2.21%        3.50%        2.68%        2.94%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

--------------------------------------------------------------------------------
19 -- AXP TAX-FREE MONEY FUND -- 2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP TAX-FREE MONEY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Tax-Free Money Fund (a series of AXP Tax-Free Money Series, Inc.) as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended December 31, 2002 and the financial highlights for each of the years in the five-year period ended December 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Tax-Free Money Fund, as of December 31, 2002, and the results of its operations, changes in its net assets, and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

February 14, 2003

--------------------------------------------------------------------------------
20 -- AXP TAX-FREE MONEY FUND -- 2002 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions.

AXP Tax-Free Money Fund
Fiscal year ended Dec. 31, 2002

Exempt-interest dividends -- taxable status explained below.

Payable date                                                  Per share
Jan. 25, 2002                                                  $0.00102
Feb. 26, 2002                                                   0.00076
March 26, 2002                                                  0.00065
April 26, 2002                                                  0.00080
May 24, 2002                                                    0.00078
June 26, 2002                                                   0.00083
July 26, 2002                                                   0.00068
Aug. 26, 2002                                                   0.00073
Sept. 26, 2002                                                  0.00072
Oct. 25, 2002                                                   0.00081
Nov. 25, 2002                                                   0.00094
Dec. 20, 2002                                                   0.00038
Total distributions                                            $0.00910

Source of distributions

100% of tax-exempt interest dividends during the year ended Dec. 31, 2002, were derived exclusively from interest on tax-exempt securities.

Federal taxation

Exempt-interest dividends are exempt from federal income taxes and should not be included in shareholders' gross income.

Other taxation

Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

--------------------------------------------------------------------------------
21 -- AXP TAX-FREE MONEY FUND -- 2002 ANNUAL REPORT

Source of income by state

Percentages of income from municipal securities earned by the Fund from various states during the year ended Dec. 31, 2002 are listed below.

Alabama                     0.478%         Nebraska                    3.161%
Alaska                      0.093          Nevada                      2.625
Arizona                     3.469          New Mexico                  1.804
California                  3.729          New Hampshire               0.701
Colorado                    1.338          New York                    1.059
Florida                     1.006          Ohio                        0.188
Georgia                     5.139          Oregon                      0.780
Idaho                       0.582          Pennsylvania                6.022
Illinois                    7.482          Puerto Rico                 2.105
Indiana                     5.841          South Carolina              4.497
Iowa                        3.408          Tennessee                   5.175
Kentucky                    3.157          Texas                      11.834
Louisiana                   0.171          Utah                        2.921
Maryland                    5.877          Virginia                    5.266
Michigan                    0.692          Washington                  1.067
Minnesota                   3.061          Washington, D.C.            1.750
Mississippi                 0.367          Wisconsin                   2.081
Missouri                    0.667          Wyoming                     0.407

--------------------------------------------------------------------------------
22 -- AXP TAX-FREE MONEY FUND -- 2002 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Board member since 1999        Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards). Former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Philip J. Carroll, Jr.                 Board member since 2002        Retired Chairman and CEO,   Scottish Power PLC, Vulcan
901 S. Marquette Ave.                                                 Fluor Corporation           Materials Company, Inc.
Minneapolis, MN 55402                                                 (engineering and            (construction
Born in 1937                                                          construction) since 1998.   materials/chemicals)
                                                                      Former President and CEO,
                                                                      Shell Oil Company
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired Chair of the        Cargill, Incorporated
30 Seventh Street East                                                Board and Chief Executive   (commodity merchants and
Suite 3050                                                            Officer, Minnesota Mining   processors), General
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Mills, Inc. (consumer
Born in 1936                                                                                      foods), Vulcan Materials
                                                                                                  Company (construction
                                                                                                  materials/ chemicals),
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals),
                                                                                                  and Nexia Biotechnologies,
                                                                                                  Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;           Imagistics International,
183 Long Close Road                                                   formerly with Texaco        Inc. (office equipment),
Stamford, CT 06902                                                    Inc., Treasurer,            Reynolds & Reynolds
Born in 1944                                                          1999-2001 and General       Company (information
                                                                      Manager, Alliance           services), TECO Energy,
                                                                      Management Operations,      Inc. (energy holding
                                                                      1998-1999. Prior to that,   company), The Williams
                                                                      Director, International     Companies, Inc. (energy
                                                                      Operations IBM Corp.        distribution company)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter*                       Board member since 1994        Retired President and
P.O. Box 2187                                                         Chief Operating Officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and Consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., parent company of American Century Investment Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
23 -- AXP TAX-FREE MONEY FUND -- 2002 ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.**                Board member since 2002        Retired President and       Valmont Industries, Inc.
222 South 9th Street #440                                             Professor of Economics,     (manufactures irrigation
Minneapolis, MN 55402                                                 Carleton College            systems)
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
720 Fifth Avenue                                                      Management, Inc.            Richemont AG (luxury goods)
New York, NY 10019                                                    (management of private
Born in 1949                                                          equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (biopharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alison Taunton-Rigby                   Board member since 2002        President, Forester         Synaptic Pharmaceuticals
901 S. Marquette Ave.                                                 Biotech since 2000.         Corporation
Minneapolis, MN 55402                                                 Former President and CEO,
Born in 1944                                                          Aquila
                                                                      Biopharmaceuticals, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with AEFC***

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Barbara H. Fraser                      Board member since 2002        Executive Vice President
1546 AXP Financial Center                                             - AEFA Products and
Minneapolis, MN 55474                                                 Corporate Marketing of
Born in 1949                                                          AEFC since 2002.
                                                                      President - Travelers
                                                                      Check Group, American
                                                                      Express Company,
                                                                      2001-2002. Management
                                                                      Consultant, Reuters,
                                                                      2000-2001. Managing
                                                                      Director - International
                                                                      Investments, Citibank
                                                                      Global, 1999-2000.
                                                                      Chairman and CEO,
                                                                      Citicorp Investment
                                                                      Services and Citigroup
                                                                      Insurance Group, U.S.,
                                                                      1998-1999. Head of
                                                                      Marketing and Strategic
                                                                      Planning - Investment
                                                                      Products and
                                                                      Distribution, Citibank
                                                                      Global, 1995-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Board member since 2002;       Senior Vice President -
50238 AXP Financial Center             Vice President since 2002      Institutional Group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

  ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

 *** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
24 -- AXP TAX-FREE MONEY FUND -- 2002 ANNUAL REPORT

Board Members Affiliated with AEFC*** (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior Vice President -
53600 AXP Financial Center             Vice President since 2002      Chief Investment Officer
Minneapolis, MN 55474                                                 of AEFC since 2001.
Born in 1960                                                          Former Chief Investment
                                                                      Officer and Managing
                                                                      Director, Zurich Scudder
                                                                      Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice President -
50005 AXP Financial Center                                            Investment Accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; Vice
Born in 1955                                                          President - Finance,
                                                                      American Express Company,
                                                                      2000-2002; Vice President
                                                                      - Corporate Controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paula R. Meyer                         President since 2002           Senior Vice President and
596 AXP Financial Center                                              General Manager - Mutual
Minneapolis, MN 55474                                                 Funds, AEFC, since 2002;
Born in 1954                                                          Vice President and
                                                                      Managing Director -
                                                                      American Express Funds,
                                                                      AEFC, 2000-2002; Vice
                                                                      President, AEFC,
                                                                      1998-2000. President -
                                                                      Piper Capital Management
                                                                      1997-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice President, General        President of Board
901 S. Marquette Ave.                  Counsel, and Secretary since   Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
25 -- AXP TAX-FREE MONEY FUND -- 2002 ANNUAL REPORT

Results of Meeting of Shareholders

AXP TAX-FREE MONEY FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote
Arne H. Carlson           96,848,697.024                5,742,866.141
Philip J. Carroll, Jr.    96,795,344.553                5,796,218.612
Livio D. DeSimone         96,885,271.202                5,706,291.963
Barbara H. Fraser         96,692,495.130                5,899,068.035
Ira D. Hall               96,926,224.030                5,665,339.135
Heinz F. Hutter           96,766,729.443                5,824,833.722
Anne P. Jones             96,820,780.322                5,770,782.843
Stephen R. Lewis, Jr.     96,950,088.161                5,641,475.004
Alan G. Quasha            96,832,302.892                5,759,260.273
Stephen W. Roszell        96,796,172.393                5,795,390.772
Alan K. Simpson           96,600,792.696                5,990,770.469
Alison Taunton-Rigby      96,686,871.797                5,904,691.368
William F. Truscott       96,815,239.631                5,776,323.534

--------------------------------------------------------------------------------
26 -- AXP TAX-FREE MONEY FUND -- 2002 ANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  85,030,131.519           7,744,565.488       4,954,746.158     4,862,120.000

2(b). To change the name of the corporation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  91,947,621.307           5,622,856.423       5,021,085.435         0.000

Proposal 6

To add a Plan and Agreement of Distribution.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  84,621,332.747           8,682,875.245       4,425,235.173     4,862,120.000

* Denotes Registrant-wide proposals and voting results.

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27 -- AXP TAX-FREE MONEY FUND -- 2002 ANNUAL REPORT

American Express(R) Funds
Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

  * Closed to new investors.

 ** An investment in the Fund is not insured or guaranteed by the Federal
    Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                          (2/03)

AXP Tax-Free Money Fund
70100 AXP Financial Center
Minneapolis, MN 55474
americanexpress.com

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(logo)                                                                   (logo)
American                                                                AMERICAN
   Express(R)                                                         EXPRESS(R)
 Funds
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This report must be accompanied or preceded by the Fund's current prospectus.
Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                 S-6433 X (2/03)